AQR FUNDS

Supplement dated August 20, 2021 (“Supplement”)

to the Class I Shares, Class N Shares and Class R6 Shares

Summary Prospectus, Prospectus

and Statement of Additional Information, each dated May 1, 2021, as amended, of the AQR Risk Parity II MV Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

At a meeting held on August 19-20, 2021, the Board of Trustees (the “Board”) of AQR Funds (the “Trust”) approved a proposal to liquidate the Fund. Among other things, the Fund was not viable on an ongoing basis. Accordingly, effective 4:00 P.M. (Eastern time) on October 13, 2021, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares.

On or about October 13, 2021, AQR Capital Management, LLC, the Fund’s investment adviser, intends to begin liquidating the Fund’s assets in an orderly manner in advance of the Liquidation Date (as defined below), with the Fund’s commodities exposure potentially being liquidated in advance of this general liquidation. Proceeds from the liquidation of the Fund’s assets will be held in cash and similar instruments pending distribution to shareholders. As a result, the Fund may deviate from its investment strategies and policies and cease to pursue its investment objective. The Fund may incur transaction costs from liquidating portfolio holdings and performance may be adversely affected from holding cash and similar instruments.

The Fund has declared two dividends to occur prior to the Liquidation Date (as defined below), a special distribution to all holders of record as of August 30, 2021 and a second distribution to all holders of record as of November 1, 2021, collectively consisting of any undistributed income and capital gains (net of available capital loss carryovers). On or about November 5, 2021 (the “Liquidation Date”), the Fund will make a liquidating distribution of its remaining assets proportionately to any shareholders holding shares on the Liquidation Date. The Fund will then be terminated as series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another series of AQR Funds, subject to any restrictions in the Fund’s Prospectus, at any time prior to the Liquidation Date.

The liquidation of the Fund is expected to have tax consequences for a taxable shareholder. Any final capital gain dividend will be treated as long-term capital gain, and any final income dividend will be taxable as ordinary income, or as qualified dividend income to the extent of the Fund’s income that so qualifies (which is taxed at the same preferential tax rate as long-term capital gain). The Fund’s final liquidating distribution will result in capital gain or loss to the receiving shareholder. Shareholders should consult their tax advisors concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund has on their tax situation.

We appreciate your investment in the AQR Funds. For more information, please contact the Trust at (866) 290-2688.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE